UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 20, 2008
LEUCADIA NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721 (Commission File Number)	13-2615557 (IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK	10010

(Address of Principal Executive Offices)	(Zip Code)
212-460-1900
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.
Reference is made to the Current Report on Form 8-K filed by Leucadia National Corporation (the “Company”) on April 21, 2008. As disclosed in the original Form 8-K, pursuant to a transaction with Jefferies Group, Inc. (“Jefferies”) entered into on April 20, 2008, Leucadia acquired 26,585,310 shares of common stock of Jefferies, representing 19.98% of the 133,059,610 shares of Jefferies common stock then outstanding and received the right to nominate two directors to the board of Jefferies until April 21, 2010, as a result of which Ian M. Cumming, the Company’s Chairman, and Joseph S. Steinberg, a director of the Company and its President, were appointed to fill two newly created vacancies on the Jefferies board of directors as designees of the Company. The Jefferies shares acquired pursuant to the transaction, when added to the 4,265,800 shares of Jefferies common stock previously acquired by the Company in open market purchases, together with the Company’s representation on the Jefferies board of directors, enabled the Company to qualify for using the equity method of accounting for this investment.
Since April 21, 2008, the Company has acquired an aggregate of 17,734,275 additional shares of Jefferies common stock in open market purchases for aggregate cash consideration of $321,884,000. As of May 27, 2008, the Company owned an aggregate of 48,585,385 Jefferies common shares (approximately 30.0% of the Jefferies shares of common stock outstanding at May 14, 2008), for a total investment of $794,358,000.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
     (1) The following unaudited financial statements of Jefferies are included herein as Exhibit 99.1:
•	Consolidated Statements of Financial Condition (unaudited) — March 31, 2008 and December 31, 2007
•	Consolidated Statements of Earnings (unaudited) — Three Months Ended March 31, 2008 and 2007
•	Consolidated Statements of Changes in Stockholders’ Equity (unaudited) — Three Months Ended March 31, 2008 and Year Ended December 31, 2007
•	Consolidated Statements of Cash Flows (unaudited) — Three Months Ended March 31, 2008 and 2007
•	Notes to Consolidated Financial Statements (unaudited)
(b)	Pro Forma Financial Information.
•	Unaudited pro forma financial information for the year ended December 31, 2007 and for the three month period ended March 31, 2008 with respect to the Company’s acquisition of shares of Jefferies common stock is included herein as Exhibit 99.2.

(d)	Exhibits.

99.1	Unaudited consolidated financial statements of Jefferies Group, Inc. as of March 31, 2008 and 2007 and for the three month period ending March 31, 2008.

99.2
Unaudited pro forma financial information for the year ended December 31, 2007 and for the three month period ended March 31, 2008 with respect to the Company’s acquisition of shares of Jefferies common stock.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 2, 2008

LEUCADIA NATIONAL CORPORATION
/s/ Joseph A. Orlando
Name:	Joseph A. Orlando
Title:	Vice President

EXHIBIT INDEX

99.1	Unaudited consolidated financial statements of Jefferies Group, Inc. as of March 31, 2008 and 2007 and for the three month period ending March 31, 2008.

99.2
Unaudited pro forma financial information for the year ended December 31, 2007 and for the three month period ended March 31, 2008 with respect to the Company’s acquisition of shares of Jefferies common stock.

5